MFS(R) GEMINI LARGE CAP U.S. FUND

                             MFS(R) GEMINI U.K. FUND

                      Supplement to the Current Prospectus


The description of the portfolio managers for the MFS Gemini Large Cap U.S. Fund and the MFS Gemini U.K. Fund (the funds) is hereby restated as follows:

Deborah H. Miller and James M. Perkins have managed the funds since inception. Ms. Miller, Director of Quantitative Research at MFS, has been employed in the investment management area of MFS since February 2000 and is the lead portfolio manager of the fund. Prior to joining MFS, Ms. Miller was Head of Quantitative Research at Santander Global Advisors since November 1997 and a senior portfolio manager at Batterymarch Financial Management prior to that date. Mr. Perkins, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1983.


                  The date of this supplement is June 12, 2001.